Investor Update Third Quarter 2012 November 6, 2012

Safe Harbor Statement * Forward-Looking Language This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: the risk that the growth opportunities from the Transaction may not be fully realized or may take longer to realize than expected; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our voice customers that cannot be offset by increases in broadband subscribers and sales of other products and services; the effects of competition from cable, wireless and other wireline carriers; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, pension and postemployment expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts in 2012 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2013 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures * The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, EBITDA or “operating cash flow,” which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow. Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Quarterly Snapshot * Notes: 1) Total revenues including Switched Access & Subsidy. 2) Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies. 3) Represents Operating Cash Flow (EBITDA), as adjusted. 4) Capital expenditures exclude integration capital expenditures related to the Acquired Properties. 5) Free cash flow as defined by Frontier, and excluding acquisition and integration costs and capex; 6) 3Q12 includes $15 million storm/seasonal costs and pension contributions of $18 million. Please see Non-GAAP Reconciliations in Appendix

Grow Revenues * Analysis of customer billing post-conversion lets Frontier charge appropriately for products purchased Elimination of unnecessary credits, adjustments, and discounts All-in price plans give customers predictability, no surprises Continued focus on selling add-on services to the existing base to raise revenue per customer Small business “hunter” sales program launched in 4Q12 to increase market share Total revenue declined only 3.0% yr/yr in 3Q12, FTR’s best result since the July 2010 acquisition

Keep Customers * Improved customer service as representatives have more experience on Frontier’s systems Improved network speeds and capacity Improved product portfolio to close gaps Implemented new broadband diagnostic tools Increased proficiency across the board in the acquired markets on all Frontier processes Residential and Business customer metrics in 3Q12 were FTR’s best result since the July 2010 acquisition

Lead With Broadband * Upgraded network for speed & capacity. 71% of exchanges to have Carrier Ethernet (1Gbps) by year-end Moved 8.3% of total broadband customers onto Custom Value Pricing Residential in first 90 days. All-in pricing includes modem and $5-$15 discounts for bundles Custom Value Pricing Small Business rollout finalized and launched in October. Simple pricing to drive broadband Hughes Net satellite broadband launched Oct 1 generated over 3,000 sales and over 800 installs in first four weeks Connect America Fund deployment began in Q3 Broadband speeds increased at every level in 3Q12, expect 40% of households to have 20Mbps by year-end

New Product Rollouts * Simply Broadband – selling well, strong outlook for Q4 Hughes Net Satellite – successful service integration with speeds up to 15Mbps. Ordering, installation, and customer service is FTR. Tandem VoIP – 12 major markets, broadband bundled, competitively priced Customer Premises Equipment – Q3 installs for education, E911, hospitals, and businesses of all sizes Frontier Secure – steady growth in units since May launch. 36% of sales are full suite at $26.50 high-margin monthly charge AT&T Mobility trial – launched Oct 8 in limited markets, double or triple play requiring Frontier broadband, single bill, leverages WiFi routers/networks, opens new market segments Green Energy trial – launches mid-November, attractive economics from web-based sales of renewable energy provider, Crius New product launches in 3Q12 and 4Q12 leverage FTR’s network and drive incremental customer revenue

Simplify Processes & Reduce Expenses * Customer product migration underway Renegotiation of key contracts with suppliers, IT, network New CIO and new SVP of Process Reengineering to eliminate redundancies and simplify processes to serve our customers better and faster Ongoing expense reduction of $100M in 2013 Local market level business intelligence tools being enhanced Frontier’s successful systems conversion enables unified product suite & simplified processes

Summary & Q4 View * Best quarter for revenue and customer metrics since the July 2010 acquisition Continued focus on revenue, broadband, keeping customers, and simplifying how we do business Hurricane Sandy storm costs will not be a substantial factor in Q4 Apple gift card promotion expected to energize broadband customer additions. 3Q12 results demonstrate top-line improvement toward our stated financial goals

Network Roadmap * Achieved year-end plan for 1Mbps and 3Mbps. Solid improvement on 6Mbps,12Mbps, and 20Mbps Deploying Ethernet, ADSL2+ Bonding and VDSL2 technology Within current capex guidance

Conversion Impacts * Acquired properties significantly improved subsequent to systems conversions Legacy reflects absence of 3Q12 promotions Notes: Broadband availability for 2Q10 updated for current market data and methodology

Hurricane Sandy * As work is completed, we will communicate total operating cost impact. Initial assessment is not a substantial incremental cost West Virginia had 22 central offices without power compared to 122 in the June/July 2012 storms WV, NY, PA impacted most Primary issues are electricity and tree damage, almost no reports of flooding. No major equipment damaged Service priority being given to 911 and public safety. As areas are restored, shifting resources to other areas Frontier issued many local-level advisories, deployed generators, and teams are working round-the-clock

Key Metrics * Total customer losses improving, reflecting strong Simply Broadband adds and solid commercial sales Access line loss reflects introduction of Simply Broadband in 3Q12 Limited broadband promotions in 3Q12 Video strong on DISH Hopper Notes: (1) Video reflects only DISH and FiOS; Subscriber units in 000s

Revenues * Lowest Customer Rev decline (2.7% yr/yr and flat seq.) since closing Regulatory 8.9% of total, excluding surcharges Business flat yr/yr on data and CPE Residential decline 5.3% yr/yr lowest since closing Majority of revenue remains non-voice Broadband speed upgrades should increase trend Notes: (1) As a % of Total Customer Revenue. $ Millions. Numbers may not sum due to rounding.

Residential & Business * Residential ARPC +2.1% yr/yr Business ARPC +9.7% yr/yr Reflects improved pricing, product & promotion rationalization, and higher products per customer Business also reflects mix shift from low-ARPC Small customers to higher ARPC Medium & Enterprise Notes: (1) Sequential quarterly change; ARPC = Average Revenue Per Customer calculated per month

Cash Operating Expenses * Adjusted cash operating expenses flat without $15M of storm costs and $18.2M of pension funding 4Q12 Impacts $10.3M of pension funding Additional expenses related to Apple gift program Storm costs from Hurricane Sandy Notes: $ Millions. Please see Non-GAAP reconciliation in Appendix

Cost Savings * Frontier has successfully outperformed its original synergy target of $500M $2M synergies; annualized run rate now $648M Expect to reach $650M synergy target in 4Q12 After 4Q12, we will no longer be reporting synergies separately Notes: $ Millions. Numbers may not sum due to rounding

Capital Expenditures * Broadband expanded to 44,000 homes in acquired properties in 3Q12 13.5% LTM Capex/Revenue Capex shifting from geographic expansion to network speed increases Notes: $ Millions. Numbers may not sum due to rounding

Cash Flow * 3Q12 Adjusted EBITDA margin 46.4% 3Q12 FCF dividend payout ratio 46.4% Trailing FCF exceeds annualized dividend by $713 million Acquisition & Integration expenses will conclude in 4Q12 Notes: $ Millions. “CFFO” is Net Cash Provided by Operating Activities. See Appendix for calculation of Free Cash Flow (FCF)

Credit & Liquidity * Leverage (Net Debt / Adj EBITDA) reduced slightly in 3Q12 to 3.16x $1.9B of current liquidity Notes: (1) Calculation excludes non-current restricted cash. Numbers may not sum due to rounding.

Debt Profile * Issued $600M 7.125% notes due 2023 on 8/15/12; issued $250M tack-on offering on 10/1/12 at an effective yield of 6.551% Will use net proceeds to repurchase or retire existing debt or for general corporate purposes. October 1, 2012, purchased $75.7M of 7.875% April 2015 notes and $59.3M of 8.250% 2017 notes. Notes: $ Millions. Numbers may not sum due to rounding

Guidance * Remaining integration opex and capex of $12M and $11M, respectively. Increased capex for call center telephony and real estate rationalization 2013 capex stepdown reflects completion of geographic expansion and shifting of capital to speed enhancement Expect higher cash taxes in 2013 as U.S. bonus depreciation expires Notes: $ Millions. See Appendix for calculation of Free Cash Flow (FCF)

Appendix *

Access Lines by State *

Non-GAAP Reconciliation * Notes: $ Millions. Numbers may not sum due to rounding

Non-GAAP Reconciliation * Notes: $ Millions. Numbers may not sum due to rounding

* Frontier Communications Corp. (NASDAQ: FTR) Investor Relations Frontier Communications Corp. 3 High Ridge Park Stamford, CT 06905 203.614.4606 IR@FTR.com